MONTHLY SERVICER REPORT                                                 Page: 1

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   7/15/02


PAYMENT SUMMARY
---------------


Class                Beginning       Pass Thru   Interest       Principal         Total          Ending             Bond
Name     CUSIP       Balance           Rate      Paid           Paid           Distribution      Balance           Factor
----     -----       -------           ----      ----           ----           ------------      -------           ------
A-1      39153QAA3  33,632,441.71    2.25794%   59,064.47    6,042,926.12     6,101,990.59      27,589,515.59      53.37%
A-2     391533QAC9  38,294,984.07    3.36000%  107,225.96              -        107,225.96      38,294,984.07     100.00%
A-3      39153QAD7  84,887,214.69    4.47000%  316,204.87              -        316,204.87      84,887,214.69     100.00%
A-4      39153QAE5  37,529,084.39    5.10000%  159,498.61              -        159,498.61      37,529,084.39     100.00%
B        39153QAF2   9,810,620.73    4.60000%   37,607.38      305,051.56       342,658.94       9,505,569.17      88.65%
C        39153QAG0   9,927,413.83    4.91000%   40,619.67      308,683.12       349,302.79       9,618,730.70      88.65%
D        39153QAH8  12,496,862.11    5.55000%   57,797.99      388,577.58       446,375.57      12,108,284.53      88.65%

Totals             226,578,621.52              778,018.95    7,045,238.38     7,823,257.33     219,533,383.14


                               Target
           (defined)          Investor
             Class            Principal
Class      Percentage          Amount
-----      ----------         ---------

AGGSNR      83.2000%       188,300,798.73
B            4.2000%         9,505,569.17
C            4.2500%         9,618,730.70
D            5.3500%        12,108,284.53



(Retained) Certificate Balance                                6,789,692.26
% of Agg. Collateral Value, beginning                                2.91%
% of Agg. Collateral Value, ending                                   3.00%




Monthly Principal Amount                                      7,263,132.35
Additional Principal                                                     -
Overcollateralization Balance, beginning                      7,007,586.23
Overcollateralization Balance, ending                         6,789,692.26
Cumulative Loss Amount                                                   -

MONTHLY SERVICER REPORT                                                 Page: 2

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   7/15/02


AGGREGATE COLLATERAL VALUE (Discount Rate = 5.299%)
Initial Aggregate Discounted Contract Balance                    255,299,893.79

Aggregate Discounted Contract Balance, beginning                 233,586,207.75
Aggregate Discounted Contract Balance, ending                    226,323,075.40



RESIDUAL ACCOUNT
Residual Account Balance, beginning                                           -
Residual Account Balance, ending                                              -



SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                693,533.06
    Unreimbursed Servicer Advances collected                         533,426.60
    Servicer Advances for the current Due Period                     704,597.71
    Non-recoverable Unreimbursed Servicer Advances                    47,391.13
Cumulative un-reimbursed Servicer Advances, ending                   817,313.04


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                 2,588,966.77
    Pymts rec'd in prior periods
      attributable to current Due Period                           2,434,610.36
    Pymts attributable to future Due Periods                       2,057,314.19
Advance Payments Balance, ending                                   2,211,670.60


SUBSTITUTIONS
Defaulted Leases and Excess Contracts Substituted to date, beginning  387,813.80
    Defaulted Leases and Excess Contracts Substituted this month      323,805.50
Defaulted Leases and Excess Contracts Substituted to date, ending     711,619.30
Total Substituted to date, ending                                          0.28%

Prepaid Contracts Substituted to date, beginning                    1,510,948.26
     Prepaid Contracts Substituted this month                         356,054.66
Prepaid Contracts Substituted to date, ending                       1,867,002.92

RESERVE FUND
Reserve Account Balance, beginning                                  3,503,793.12
    Required Reserve Amount                                         3,394,846.13
    Required Draw to Increase Available Funds                                  -
    Reserve Fund Deficiency covered by Excess Available Funds                  -
    Excess Reserve Funds released to Waterfall                        108,946.99
Reserve Account Balance, ending                                     3,394,846.13

MONTHLY SERVICER REPORT                                                  Page: 3

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   7/15/02

AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                       7,186,227.14
  Reinv. From Collections, Payahead, Residual, and Reserve Accounts    18,003.14
  Past Due Payments received                                          533,426.60
  Past due payments due on Early Termination (from Seller)                     -
  Proceeds from Prepayments                                           383,346.50
  Recoveries on Non-Performing Leases Not Substituted                          -
  Servicer Advances                                                   704,597.71
  Casualty and Termination Payments                                            -
  Expired Contract Proceeds                                             7,224.62
  Repurchases of Ineligible Contracts                                          -
  Defaulted Contracts Recoveries                                       54,022.04
  Net decrease (increase) in Advance Lease Payments Balance           377,296.17
  Excess Reserve Funds                                                108,946.99
Total Available Funds                                               9,373,090.91

DISTRIBUTIONS OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                     9,373,090.91
    Reserve Fund Draw to Increase Available Funds                              -
 (i)To the Servicer, Unreimbursed Servicer Advances                   580,817.73
(ii)Back Up Servicer Fee (2.5 bp)                                       4,866.38
(iii)To the Servicer, Servicing Fee (75 bp)                           145,991.38
(vi)-(ix)Note Interest Paid                                           778,018.95
(x)-(xvi)Note Principal Paid                                        7,045,238.38
(xviii)Reserve Fund Deposit                                                    -
(xxi)Remainder to the Issuer                                          818,158.09


DELINQUENCY AND LOSS INFORMATION

                 Contracts         Balance Remain       Percentage
                 ---------         --------------       ----------
Current           25,216           238,721,367.19         99.18%
31 - 60 days         102               840,085.87          0.35%
61 - 90 days          47               462,972.99          0.19%
91 - 120 days         31               672,832.73          0.28%


   Current      Current        Current       Cumulative      Cumulative
   Losses      Recoveries      Net Loss      Gross Loss       Net Loss
   -------     ----------      --------      ----------      -----------

  331,315.97   67,424.72      263,891.25      721,608.31     652,883.59


RESIDUAL EVENT TRIGGERS

                                                      Average of         Current        Prior       2nd Prior
                                                     Last 3 months      Due Period    Due Period    Due Period
                                                     -------------      ----------    ----------   ------------
Residual Realization Percentage (Trigger < 85.00%)       219.51%             180.25%      342.81%       135.46%
Delinquency Percentage (Trigger > 6.00%)                   0.74%               0.82%        0.75%         0.66%
Cumulative Net Loss Percentage (Triggers Below)            0.16%               0.26%        0.15%         0.06%
        Collection Periods  1-12     3.40%
        Collection Periods  13-24    5.00%
        Collection Periods  25+      6.40%
Residual Event?       No

The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is True and accurate in all resects; and that no Servicer Default or even that with notice or lapse of time or both would become a Servicer Default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By: --------------------------------------------
      Brett Steffen
      Assistant Controller

MONTHLY SERVICER REPORT                                                 Page: 4

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   7/15/02

Monthly Principal Amount The excess, if any, of:
i. Sum of:    Aggregate Principal Amount of the Notes as of the immediately preceding Payment Date     226,578,621.52
               Overcollateralization Balance as of the immediately preceding Payment Date                7,007,586.23
                                                                                                       --------------
Over                                                                                                   233,586,207.75
ii. Pool Balance, last day of the Collection Period completed immediately prior to the Payment Date    226,323,075.40
                                                                                                       --------------
         Monthly Principal Amount                                                                        7,263,132.35


Class A Principal Payment Amount
Class A Target Investor Principal Amount (see below)                                                   188,300,798.73
Beginning Outstanding Aggregate Principal Amount of the Class A Notes                                  194,343,724.85
                                                                                                       --------------
     Class A Principal Amount                                                                            6,042,926.12


Class B Principal Payment Amount
Lessor of:
1.       Excess, if any, of:
         a.       Monthly Principal Amount, over                                                         7,263,132.35
         b.       Class A Payment Amount                                                                 6,042,926.12
                                                                                                         ------------
    And                                                                                                  1,220,206.23
2.       Excess, if any, of:
         a.       Beginning Outstanding Aggregate Principal Amount of the Class B Notes                  9,810,620.73
         Over, the greater of:
            X  Class B Target Investor Principal Amount (see below)                                      9,505,569.17
           And
            Y Class B Floor (see below)                                                                (23,482,732.19)
                                                                                                       ---------------
         Class B Principal Payment Amount                                                                  305,051.56


Class C Principal Payment Amount
Lessor of:
1.       Excess, if any, of:
         a.       Monthly Principal Amount, over                                                          7,263,132.35
         b.       Sum of the Class A and Class B Principal Payment Amounts                                6,347,977.67
                                                                                                          ------------
    And                                                                                                     915,154.68
2.       Excess, if any, of:
         a.       Beginning Outstanding Aggregate Principal Amount of Class C Notes                       9,927,413.83
         Over, the greater of:
             X  Class C Target Investor Principal Amount (see below)                                      9,618,730.70
         and
             Y Class C Floor (see below)                                                                (15,699,837.47)
                                                                                                        ---------------
         Class C Principal Payment Amount                                                                   308,683.12

Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution
Date.


Class D Principal Payment Amount
Lesser of:
1.       Excess, if any, of:
         a.       Monthly Principal Amount, over                                                          7,263,132.35
         b.       Sum of the Class A, Class B, and Class C Principal Payment Amounts                      6,347,977.67
                                                                                                          ------------
     And                                                                                                    606,471.55
2.       Excess, if any, of:
         a.       Beginning Outstanding Aggregate Principal Amount of the Class D Notes                  12,496,862.11
          Over, the great of:
              X  Class D Target Investor Principal Amount (see below)                                    12,108,284.53
              And
              Y Class D Floor (see below)                                                                (5,373,024.44)
                                                                                                         --------------
         Class D Principal Payment Amount                                                                   388,577.58


Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution Date.

                                                                         Page: 5

Class A Target Investor Principal Amount:
The product of:
i.  Class A Percentage                                                    83.20%
and
ii  Pool Balance as of the last day of the Collection Period      226,323,075.40
                                                                  --------------
Class A Target Investor Principal Amount                          188,300,798.73


Class B Target Investor Principal Amount:
i.  Class B Percentage                                                     4.20%
and
ii  Pool Balance as of the last day of the Collection Period      226,323,075.40
                                                                  --------------
Class B Target Investor Principal Amount                            9,505,569.17


Class C Target Investor Principal Amount:
i.  Class C Percentage                                                     4.25%
and
ii  Pool Balance as of the last day of the Collection Period      226,323,075.40
                                                                  --------------
Class C Target Investor Principal Amount                            9,618,730.70


Class D Target Investor Principal Amount:
i.  Class D
Percentage                                                                 5.35%
and
ii  Pool Balance as of the last day of the Collection Period      226,323,075.40
                                                                  --------------
Class D Target Investor Principal Amount                           12,108,284.53


Class B Floor:                                                             3.66%
i. 3.66% of the Original Pool Balance, plus                         9,343,976.11
ii. Cumulative Loss Amount (see below), minus                                  -
iii.  the sum of:
    a.  outstanding Principal Amount of the
             Class C and D Notes after payment on                  22,424,275.94
    immediately preceding Payment Date
    b.  Overcollateralization Balance on
    immediately preceding Payment Date                              7,007,586.23
    c.  Balance in Reserve Fund and Residual Account
    after amounts withdrawn on Payment Date                         3,394,846.13
                                                                    ------------
     Class B Floor                                               (23,482,732.19)

Class C Floor:                                                             2.82%
i.  2.82% of the Original Pool Balance, plus                         7,199457.00
ii.  Cumulative Loss Amount(see below), minus                                  -
iii.  the sum of:
     a.  Outstanding Principal Amount of
     Class D Notes after payment on                                12,496,862.11
     immediately preceding Payment Date
     b.  Overcollateralization Balance immediately
     preceding Payment Date                                         7,007,586.23
     c.  Balance in Reserve Fund and Residual Account
     after amounts withdrawn on Payment Date                        3,394,846.13
                                                                    ------------
     Class C Floor                                               (15,699,837.47)

Class D
Floor                                                                      1.97%
i.       1.97% of the Original Pool Balance, plus                   5,029,407.91
ii.  Cumulative Loss Amount (see below), minus                                 -
iii.  the sum of:
     a.  Overcollateralization Balance on
     immediately preceding Payment Date                             7,007,586.23
     b.  Balance in Reserve Fund and Residual Account
     after amounts withdrawn on Payment Date                        3,394,846.13
                                                                    ------------
     Class D Floor                                                (5,373,024.44)

Cumulative Loss Amount:
The excess, if any, of:
i.  the total of:
     a.  Outstanding Principal Amount of Notes
     on preceding Payment Date, plus                              226,578,621.52
     b.  Overcollateralization Balance on immediately
     preceding Payment Date, minus                                  7,007,586.23
     c.  The lessor of:
          1.  Monthly Principal Amount                              7,263,132.35
       and
          2.  Available Amounts remaining after payment
             of all amounts to Servicer and interest                7,858,530.09
                                                                    ------------
       over                                                       226,323,075.40
ii.  Pool Balance as of the last day of the Collection Period     226,323,075.40
                                                                  --------------
     Cumulative Loss Amount                                                    -